UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 23, 2011

Pharmasset, Inc.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-33428	98-0406340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

303-A College Road East Princeton, New Jersey		08540
(Address of Principal Executive Offices)		(Zip Code)

(609) 613-4100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 23, 2011, the Company held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 37,022,855 shares of the Company’s common stock were entitled to vote as of January 26, 2011, the record date for the Annual Meeting, of which 31,700,280, or 85.6%, were present in person or by proxy at the Annual Meeting, which constituted a quorum. The stockholders were asked to vote on five proposals. Set forth below are the matters acted upon by stockholders and the final voting results of each such proposal.

Proposal 1. Election of Directors

Stockholders of the Company were asked to elect William J. Carney and P. Schaefer Price to serve as Class I directors of the Board for a three-year term expiring on the date of the Company’s 2014 Annual Meeting of Stockholders. The results of the vote taken at the Annual Meeting with respect to the election of Mr. Carney and Mr. Price as Class I directors were as follows:

	For	Withheld	Broker Non-Votes
William J. Carney	29,588,021	102,697	2,009,562

P. Schaefer Price	29,599,783	90,935	2,009,562

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting: Herbert J. Conrad, Elliot F. Hahn, Ph.D., Michael K. Inouye, and Robert F. Williamson III. Based upon the votes set forth above, Mr. Carney and Mr. Price were duly elected to serve as directors of the Company for a three-year term, ending at the 2014 Annual Meeting.

Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm

The ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011 received the following votes:

	For	Against	Abstentions	Broker Non- Votes
Ratification of Grant Thornton LLP	31,686,332	6,443	7,505

Based upon the votes set forth above, the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011 was duly ratified by the stockholders.

Proposal 3. Approve Amendments to the Company’s Revised 2007 Equity Incentive Plan

Approval of amendments to the Company’s Revised 2007 Equity Incentive Plan received the following votes:

	For	Against	Abstentions	Broker Non- Votes
Approval of Revised 2007 Equity Plan	26,446,378	3,242,981	1,359	2,009,562

Based upon the votes set forth above, the amendments to the Revised 2007 Equity Incentive Plan were duly approved by the stockholders.

Proposal 4. Advisory Vote on the Compensation of the Company’s Named Executive Officers

The compensation of the named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) was approved, on an advisory basis, by the stockholders by the votes set forth in the table below:

	For	Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	29,629,665	60,034	1,019	2,009,562

Proposal 5. Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders recommended, on an advisory basis, that the frequency of the stockholder vote on the compensation of the Company’s named executive officers, as required by Section 14A(a)(2) of the Exchange Act, occur every year by the votes set forth in the table below:

	1 Year	2 Years	3 Years	Abstentions	Broker Non- Votes
Advisory Vote on Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers	15,192,384	1,124,439	13,372,756	1,139	2,009,562

In accordance with the results of the advisory vote, the Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pharmasset, Inc.

Date: March 28, 2011	By:	/s/ Kurt Leutzinger
Kurt Leutzinger
Chief Financial Officer